Exhibit 99.1

DANAHER CEO TO COMMENT ON FINANCIAL PERFORMANCE
Washington, D.C., January 11, 2022 - Danaher Corporation (NYSE: DHR) (the “Company”) announced that its President and Chief Executive Officer, Rainer M. Blair, will comment today on the Company’s fourth quarter 2021 performance in a presentation at the J.P. Morgan Healthcare Conference at 11:15 a.m. ET.
Mr. Blair will communicate that fourth quarter 2021 core revenue growth is expected to be above the Company’s previously announced guidance.
For the fourth quarter 2021, estimated revenues increased at a high-teens to low-twenties percent range year-over-year, with estimated non-GAAP core revenue growth in the high-teens percent range.
Mr. Blair stated, “Our team delivered an outstanding finish to 2021, with better-than-expected results across all three reporting segments led by Life Sciences and Diagnostics. We were particularly pleased with the strength of our base business across the portfolio, which was up approximately 10% in the quarter. We also saw better than expected revenue growth in Cepheid’s molecular diagnostics business driven by both respiratory and non-respiratory testing demand.”
Blair continued, “Our performance is a testament to the power of our portfolio and our team’s commitment to the Danaher Business System, and we are excited about the opportunities ahead to continue building long-term, sustainable value for our shareholders.”
As previously announced, Danaher will hold its quarterly earnings conference call for the fourth quarter and year-end 2021 on Thursday, January 27, 2022 at 8:00 a.m. ET.
ABOUT DANAHER
Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world. Its family of world class brands has leadership positions in the demanding and attractive health care, environmental and applied end-markets. With more than 20 operating companies, Danaher’s globally diverse team of approximately 69,000 associates is united by a common culture and operating system, the Danaher Business System, and its Shared Purpose, Helping Realize Life’s Potential. For more information, please visit www.danaher.com.
FORWARD LOOKING STATEMENTS
Statements in this release that are not strictly historical, including the statements regarding the Company's expected financial performance for the fourth quarter 2021, future opportunities to build shareholder value and any other statements regarding events or developments that we believe or anticipate will or may occur are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, the impact of our debt obligations (including the debt incurred to finance the acquisitions of Cytiva and Aldevron) on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), uncertainties relating to U.S. laws or policies, including potential changes in U.S. trade policies and tariffs and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions (including with respect to the acquisition of Aldevron), our ability to realize anticipated growth, synergies and other benefits of the Aldevron acquisition, Aldevron's performance and maintenance of important business relationships, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, labor matters, international economic, political, legal, compliance, social and business factors (including the impact of the United Kingdom's separation from the EU), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19) and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2020 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2021. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.
CONTACT
Matthew E. Gugino
Vice President, Investor Relations and FP&A
Danaher Corporation
2200 Pennsylvania Avenue, N.W., Suite 800W
Washington, D.C. 20037
Telephone: (202) 828-0850
Fax: (202) 828-0860

DANAHER CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Estimated Core Sales Growth

% Change Three-Month Period Ended December 31, 2021 vs. Comparable 2020 Period
Total sales growth (GAAP)	+ High-teens to low-twenties
Impact of:
Acquisitions/divestitures	(Low-single digit)
Currency exchange rates	+ Low-single digit
Core sales growth (non-GAAP)	+ High-teens

Impact of COVID-related tailwinds	(High-single digit)
Base business core sales growth (non-GAAP)	~ 10.0%

Statement Regarding Non-GAAP Measures
Core sales growth (and the related measure “base business core sales growth”) should be considered in addition to, and not as a replacement for or superior to, sales growth, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering an additional way of viewing Danaher Corporation’s (“Danaher” or the “Company”) results that, when reconciled to the corresponding GAAP measures, help our investors to identify underlying growth trends in our business and compare our revenue performance with prior and future periods and to our peers.
Management uses core sales growth to measure the Company’s financial performance and as a performance criteria in the Company’s executive compensation program.
With respect to core sales growth, (1) we exclude the impact of currency translation because it is not under management’s control, is subject to volatility and can obscure underlying business trends, and (2) we exclude the effect of acquisitions and divested product lines because the timing, size, number and nature of such transactions can vary significantly from period-to-period and between us and our peers, which we believe may obscure underlying business trends and make comparisons of long-term performance difficult.
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